MFS(R) BOND FUND

                      Supplement to the Current Prospectus

Effective November 26, 2001, the description of portfolio manager in the prospectus for the MFS Bond Fund (the fund) is hereby restated as follows:

William J. Adams, a Vice President of MFS, has been employed by MFS in the investment management area since 1997. Mr. Adams became a portfolio manager of the fund effective July 1, 2000.

                The date of this Supplement is November 28, 2001.

* El presente Suplemento tambien se encuentran ___ disponible en espanol. ___ Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.